Exhibit 10.1

AMENDMENT NO. 4 TO FINANCING AGREEMENT

This AMENDMENT NO. 4 TO FINANCING AGREEMENT (this “Agreement”), dated as of July 18, 2023, is entered into by and among NEAR INTELLIGENCE, INC., a Delaware corporation (the “Parent”), NEAR INTELLIGENCE LLC, a Delaware limited liability company (f/k/a Paas Merger Sub 2 LLC and successor in interest to Near Intelligence Holdings Inc., the “Borrower”), the other Guarantors party hereto, the lenders party hereto which constitute the Required Lenders under and as defined in the Financing Agreement, and BLUE TORCH FINANCE LLC (“Blue Torch”), in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Financing Agreement (as defined below).

WHEREAS, reference is made to that certain Financing Agreement, dated as of November 4, 2022 (as amended by that certain Consent and Amendment No. 1 to Financing Agreement, dated as of December 27, 2022, Consent and Amendment No. 2 to Financing Agreement, dated as of March 23, 2023, Waiver and Amendment No. 3 to Financing Agreement, dated as of May 17, 2023, and as may be further amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment No. 4 Effective Date (as defined below), the “Existing Financing Agreement”), by, among others, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and Blue Torch, as Administrative Agent and as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and, together with the Administrative Agent, each an “Agent” and collectively, the “Agents”) (the Existing Financing Agreement, as amended by this Agreement, the “Financing Agreement”).

WHEREAS, the Borrower has requested that the Required Lenders waive that certain Event of Default that has occurred as a result of the Loan Parties’ failure, due to inclusion of Subordinated Debt under the definition of Indebtedness in the Financing Agreement, to maintain the Leverage Ratio of Topco and its Subsidiaries of less than or equal to 1.50:1.00 for the test period ending on May 31, 2023, which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Specified Event of Default”) and the Required Lenders have agreed to waive such Specified Event of Default on the terms and conditions herein.

WHEREAS, the Borrower has further requested that the Administrative Agent and the Required Lenders make certain amendments to the Existing Financing Agreement, and the parties hereto have agreed to the requested amendments on the terms and conditions set forth herein; and

WHEREAS, the undersigned Lenders, constituting the Required Lenders, approve and instruct the Administrative Agent to enter into this Agreement;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Existing Financing Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof:

(a) Effective as of the Amendment No. 3 Effective Date, the definition of “Leverage Ratio” in the Existing Financing Agreement is hereby amended by adding the following words before the period at the end thereof:

“ ; provided, that for the purpose of calculating the Leverage Ratio at any time, Indebtedness shall not include: (x) any notes, debentures or similar securities that constitute Equity Interests of Topco or any of its Subsidiaries under clause (b) of the definition of Equity Interests; and (y) Subordinated Indebtedness. For the avoidance of doubt, the Subordinated Convertible Debentures constitute both (i) Equity Interests of Topco under clause (b) of the definition of Equity Interests and (ii) Subordinated Indebtedness.”

(b) Section 2.14 of the Existing Financing Agreement is hereby amended and restated in its entirety with the following:

Section 2.14 Specified Proceeds and the Specified Account. On the Amendment No. 4 Effective Date the Borrower and Collateral Agent shall provide a joint instruction to the Specified Account depository institution to release 100% of the Specified Proceeds in the Specified Account (the “Released Proceeds”) to the Administrative Agent for distribution as follows:

First, $29,000,000.00 (the “Prepayment Amount”) of the Released Proceeds shall be paid to the Administrative Agent (for the benefit of the Lenders) and shall be applied to reduce the outstanding principal amount of the Term Loan as an optional prepayment pursuant to Section 2.05(b)(ii).

Second, $649,090.47 (the “Prepayment Interest”) of the Released Proceeds shall be paid to the Administrative Agent in respect of accrued and unpaid interest on the Prepayment Amount as of the Amendment No. 4 Effective Date in accordance with Section 2.05(b)(ii); provided, for the avoidance of doubt, to the extent the Released Proceeds as not sufficient to pay the total amount of Prepayment Interest, the Borrower shall make a substantially concurrent payment in an amount equal to the Prepayment Interest less the amount paid pursuant to this clause Second.

Third, any Released Proceeds that remain available after payment of the Prepayment Amount and the Prepayment Interest, shall be paid to the Administrative Agent as reimbursement for the fees and expenses of legal counsel to the Administrative Agent.

Fourth, the excess Released Proceeds, if any, shall be paid to the Borrower.

(c) Schedule 6.01(v) of the Existing Financing Agreement is hereby amended and restated in its entirety as set forth on Annex A attached hereto.

(d) Additional Defined Terms. Section 1.01 of the Existing Financing Agreement is hereby amended to include the following additional defined terms to be inserted in the appropriate place to maintain alphabetical order of all defined terms therein.

“Amendment No. 4” means that certain Amendment No. 4 to Financing Agreement, dated as of the Amendment No. 4 Effective Date, by and among the Administrative Agent, the Loan Parties party thereto, and the Lenders party thereto.

“Amendment No. 4 Effective Date” has the meaning specified therefor in Amendment No. 4.

“PIK Payment” has the meaning specified therefor in Amendment No. 4.

“Prepayment Amount” has the meaning specified therefor in Section 2.14.

“Prepayment Interest” has the meaning specified therefor in Section 2.14.

“Released Proceeds” has the meaning specified therefor in Section 2.14.

“Subordinated Convertible Debentures” means (i) $5,969,325 in aggregate principal amount of convertible debentures issued by Topco pursuant to that certain Securities Purchase Agreement, dated March 31, 2023, by and among Topco and the purchasers identified on Schedule I thereto, (ii) $13,940,217 in aggregate principal amount of convertible debentures issued by Topco pursuant to that certain Securities Purchase Agreement, dated May 18, 2023, by and among Topco and the purchasers identified on Schedule I thereto and (iii) any convertible debentures issued by Topco after the Amendment No. 4 Effective Date, provided that the holders thereof execute a subordination agreement that is substantially similar to the subordination agreement executed by the purchasers of the convertible debentures identified in the foregoing clauses (i) and (ii).

Section 2. Payment-In-Kind.

On and as of the Amendment No. 4 Effective Date the Applicable Premium (in the amount of $1,742,047.02, the “PIK Payment”) shall be paid-in-kind and capitalized to the then outstanding principal amount of the Term Loan.

Section 3. Conditions Precedent to Amendment.

This Agreement shall become effective on the date (the “Amendment No. 4 Effective Date”) when each of the following conditions in this Section 3 have been satisfied (or waived) by the Administrative Agent:

(a) Execution. The Administrative Agent shall have received (i) a copy of this Agreement, duly executed by each of the parties hereto and (ii) joint instruction to the Specified Accounts depository institution to release all of the Specified Proceeds in the Specified Account to the Administrative Agent.

(b) Receipt of Payments. The Administrative Agent shall have received: (i) the Prepayment Amount (for distribution to the Lenders); (ii) the Prepayment Interest (for distribution to the Lenders); and (iii) reimbursement for the fees and expenses of legal counsel to the Administrative Agent to the extent such fees and expenses have not been paid out of the Released Proceeds.

(c) Representations and Warranties. The representations and warranties in Section 4 hereof shall be true and correct to the extent required thereunder.

Section 4. Representations and Warranties.

To induce Administrative Agent and the Lenders to enter into this Agreement, each Loan Party hereby:

(a) represents and warrants to Administrative Agent and the Lenders that:

(i) as of the date hereof and after giving effect to Amendment No. 4, each of the representations and warranties set forth in the Financing Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects), except to the extent that any such representation and warranty relates solely to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects on and as of such earlier date);

(ii) as of the date hereof and after giving effect to Amendment No. 4, no Default or Event of Default (other than the Specified Event of Default) has occurred and is continuing under the Financing Agreement or any other Loan Document;

(iii) such Loan Party has the power and is duly authorized to enter into, deliver and perform its obligations under this Agreement;

(iv) each of this Agreement and the Financing Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(v) the execution, delivery and performance of this Agreement does not conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any contractual obligation of such Loan Party;

(b) acknowledges and agrees that no right of offset, defense, counterclaim, recoupment, claim, cause of action or objection in favor of such Loan Party against any Agent or Lender exists as of the date hereof arising out of or with respect to (i) this Agreement, the Financing Agreement or any other Loan Document or (ii) any other document now or heretofore evidencing, securing or in any way relating to the foregoing;

(c) further acknowledges and agrees that:

(i) except as expressly set forth herein, this Agreement is not intended, and should not be construed, as an amendment of, or any kind of waiver, consent or other modification related to, the Financing Agreement or the other Loan Documents;

(ii) except as expressly set forth herein, this Agreement shall not represent any agreement, consent or waiver related to any future action of any Loan Party;

(iii) except as expressly set forth herein, the Agents and Lenders reserve all of their respective rights under the Financing Agreement and all other Loan Documents;

(iv) this Agreement shall constitute a Loan Document for all purposes under the Financing Agreement and the other Loan Documents; and

(v) to the extent any representation, warranty, certification or other statement made herein shall be false in any material respect as of the date made or deemed made or if the Loan Parties fail to timely satisfy any of the conditions listed in this Agreement to the satisfaction of Administrative Agent, such occurrence shall be deemed an immediate Event of Default pursuant to the terms of the Financing Agreement and other Loan Documents; and

(d) neither this Agreement nor any document executed in connection herewith shall be deemed to constitute a refinancing, substitution or novation of the Financing Agreement, any Loan Document, the Obligations or any other obligations and liabilities thereunder.

Section 5. Waiver.

(a) Subject to the conditions set forth in Section 3 hereof, the Required Lenders waive the Specified Event of Default as in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Specified Event of Default in existence on the date of this Agreement or (b) Loan Parties’ obligation to comply with all of the terms and conditions of the Financing Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Loan Party hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

(b) In connection with the foregoing waiver the Required Lenders: (i) waive application of the Post-Default Rate (including any retroactive application thereof ) with respect to the Specified Event of Default, (ii) acknowledge and agree that a Deferred Fee Trigger Event has not occurred as a result of the Specified Event of Default, and (iii) confirm that (A) no existing SOFR Loans have been nor shall be converted to Reference Rate Loans as a result of the Specified Event of Default, and (B) no other fees have become or shall become due and payable as a result of the Specified Event of Default. For the avoidance of doubt, to the extent a Deferred Fee Trigger Event occurs in the future, the Borrower shall be required to comply with the terms of Section 5(b)(i) of Amendment No. 2, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

Section 6. Specified Account / Principal Balance; No Default.

(a) For the avoidance of doubt, the parties hereto agree that, on and as of the Amendment No. 4 Effective Date:

(i) the Specified Account shall be closed and there shall not be any Specified Proceeds available to the Borrower; and

(ii) after giving effect to the application of the Prepayment Amount and the addition of the PIK Payment, the principal balance of the Term Loan is $76,742,047.02.

(b) The Administrative Agent and the Lenders acknowledge and confirm that as of the Amendment No. 4 Effective Date, and after giving effect to this Amendment No. 4 that, based upon the representations and warranties of the Loan Parties in this Amendment No. 4, they have no knowledge of any default or event of default or any condition existing that would, with notice or the lapse of time, or both, constitute a Default or Event of Default under the Financing Agreement or any other Loan Document (both before and after giving effect to this Amendment No. 4).

Section 7. Ratification and Reaffirmation.

(a) The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Existing Financing Agreement and each other Loan Document. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Existing Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Financing Agreement or any other Loan Document in similar or different circumstances.

(b) Each Loan Party party hereto expressly acknowledges that (i) all of its obligations under the Financing Agreement, Collateral Documents and other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis and (ii) its grant of security interest pursuant to the Collateral Documents is hereby reaffirmed and remains in full force and effect after giving effect to this Agreement.

Section 8. Release. Each Loan Party (for itself and its Subsidiaries and controlled Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably releases, waives and forever discharges each of the Lenders and each of the Agents, together with each of their respective Affiliates, and each of their and their Affiliates’ respective directors, officers, members, employees, agents, attorneys, financial advisors and consultants (each, a “Released Party,” and collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action (“Released Matters”), in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the date hereof directly arising under or out of, connected with or related to this Agreement, any of the Loan Documents or the agreements of any Agent or any Lender contained therein, in each case, other than any such Released Matters arising from the gross negligence, willful misconduct or material breach of the Loan Documents (including, without limitation, this Agreement), in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction, by such Released Party.

Section 9. Loan Document.  This Amendment is a “Loan Document” under the Financing Agreement.

Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11. Counterparts. Section 12.08 of the Existing Financing Agreement (Counterparts) is hereby incorporated by this reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT:
NEAR INTELLIGENCE, INC.

By:	/s/ Anil Mathews
Name:	Anil Matthews
Title:	Chief Executive Officer and Chairman of the Board

BORROWER:
NEAR INTELLIGENCE LLC

By:	/s/ Anil Mathews
Name:	Anil Matthews
Title:	Chief Executive Officer and Chairman of the Board

GUARANTORS
NEAR NORTH AMERICA, INC.
NEAR INTELLIGENCE PTE. LTD.

By:	/s/ Anil Mathews
Name:	Anil Matthews
Title:	Chief Executive Officer and Chairman of the Board

BLUE TORCH FINANCE LLC,
as Administrative Agent

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Financing Agreement]

LENDERS:

BTC HOLDINGS FUND II LLC

By:	Blue Torch Credit Opportunities Fund II LP, its sole member
By:	Blue Torch Credit Opportunities GP II LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS SBAF FUND LLC

By:	Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS KRS FUND LLC

By:	Blue Torch Credit Opportunities KRS Fund LP, its sole member
By:	Blue Torch Credit Opportunities KRS GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC

By:	Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND II-C LLC

By:	Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

[Signature Page to Amendment No. 4 to Financing Agreement]

BTC HOLDINGS SC FUND LLC

By:	Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By:	Blue Torch Credit Opportunities SC GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP

By:	Blue Torch Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC

By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, Its General Partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP

By:	Blue Torch Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS SBAF FUND-B LLC

By:	Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

[Signature Page to Amendment No. 4 to Financing Agreement]